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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

                 As independent public accountants, we hereby consent to the incorporation by reference of our report dated February 17, 1999 on the financial statements of MindSpring Enterprises, Inc., included in this Form 8-K, into MindSpring Enterprises, Inc.'s previously filed Registration Statements No. 333-17807 and No. 333-44411.


/s/ Arthur Andersen LLP
Atlanta, Georgia
February 23, 1999